UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  July 25, 2025
Carlyle Private Equity Partners Fund, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56746	33-3814841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Ave., N.W., Suite 220 South Washington, DC		20004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (202) 729-5626

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.
☐

Item 1.01 – Entry into a Material Definitive Agreement.
On July 25, 2025, Carlyle Private Equity Partners Fund, L.P. (the “Fund”) and CPEP Feeder, L.P. (the “Feeder”),
entered into an agreement (the “Dealer Manager Agreement”) with TCG Capital Markets L.L.C. (the “Dealer Manager”), a broker-dealer registered with the United States Securities and Exchange Commission (the “SEC”) under the Securities
Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. Pursuant to the Dealer
Manager Agreement, the Dealer Manager will manage the Fund’s relationships with third-party brokers engaged by the Dealer
Manager to participate in the distribution of the Fund’s limited partnership units (“Units”). The Dealer Manager will also coordinate the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the Fund’s offering, its investment strategies, material aspects of its operations, and subscription procedures.
The Dealer Manager will be entitled to receive a servicing fee (the “Servicing Fee”) monthly in arrears at an annual rate of the net asset value (“NAV”) of each class of the Fund’s Units as outlined in the following table:

Servicing Fee (per annum)	Classes of Units (1)
0.85%	Class S Units, Class A-S Units, Class E-S Units
0.25%	Class D Units, Class A-D Units, Class E-D Units
—%	Class I Units, Class A-I Units, Class E-I Units, Class C Units
________________
(1)The corresponding Units of the Feeder—Class STE Units, Class A-STE Units, Class E-STE Units, Class DTE Units, Class A-DTE Units and Class E-DTE
Units—will pay the Servicing Fees at the Feeder level (without duplication at the Fund level).
The Servicing Fee will be calculated based on NAV as of the end of each month before giving effect to any accruals for the Servicing Fee, redemptions, if any, for that month and distributions payable on Units. The Servicing Fee will be payable to the Dealer Manager, but the Dealer Manager anticipates that all or a portion of the Servicing Fee will be retained by, or reallowed (paid) to, participating brokers or other financial intermediaries. Any amounts allocated in accordance with the foregoing sentence will compensate such participating brokers or other financial intermediaries for reporting, administrative and other services provided to the holders of such units by such participating brokers or other financial intermediaries, as applicable.
The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Dealer Manager Agreement, dated as of July 25, 2025, between Carlyle Private Equity Partners Fund, L.P., CPEP Feeder, L.P. and TCG Capital Markets L.L.C.*

104	Cover Page Interactive Data, formatted in Inline XBRL
________________
* Filed herewith
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Private Equity Partners Fund, L.P.

By:	/s/ John Pavelski
Name:	John Pavelski
Title:	Chief Executive Officer
Date:  July 25, 2025